INVESTOR PRESENTATION

OCTOBER 2015

energy recovery™

FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include statements about market trends, possible future revenue growth, and business strategy. These statements represent our current expectations about future events, are based on assumptions, and involve risks and uncertainties.

If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors that could cause actual results to differ materially. A detailed discussion of these factors and uncertainties is contained in the reports of the Company files with the U.S. Securities and Exchange Commission. We assume no obligation to update any forward-looking statements made in this presentation except as required by law.

CORPORATE OVERVIEW

- NASDAQ: ERII
- Market Cap ~$400M
- IPO in 2008
- Headquartered in San Leandro, CA
- 105+ employees
- Global presence
- Strong Balance Sheet – ($100M Cash, No debt)

energy recovery™

ABOUT US

Who We Are

- Energy solutions provider

Core Competencies

- Fluid dynamics
- Advanced material science



What We Do

- Convert wasted pressure energy into reusable asset
- Preserve or eliminate pumping technology in hostile processing environments



PRODUCT PORTFOLIO


ROI
Turbine
Up-to 70% Efficiency
IsoGen Applications
▪ Gas Processing
▪ Pipelines
Pressure Exchanger
Up-to 98% Efficiency
Fracing: VorTeq™
Desal: PX
Turbo Charger
Up-to 75% Efficiency
IsoBoost Applications
▪ Gas Processing
▪ Ammonia
Efficiency

KEY MILESTONES & PERFORMANCE

Recent Key Developments

- CEO Transition (Joel Gay appointed CEO in April 2015)
- Management reconstituted (CFO and VP of Strategy joined in June 2015)
- Strategy Reloaded – Bias towards execution (March 2015)
- Liberty Field Trial Commencement of VorTeq™ for Hydraulic Fracturing (April 2015)
- 15-year deal with Schlumberger Technology Corp. to provide exclusive rights to VorTeq™ hydraulic pumping system (October 2015)

YTD Performance

- Energy Recovery (ERII) shares are up 40%* year-to-date
  - S&P Energy Select Sector Index: down 17%
  - S&P 500 Index: up 1.53%
  - Russell 2000 Index: down 2.16%
- Energy Recovery has outperformed major equity indices on average by 46% year-to-date

* Data as of market close 10/28/2015

energy recovery

STRATEGY RELOADED - EXTREME BIAS TOWARDS EXECUTION

- Shot-gun to rifle shot market penetration
  - Strategically rationalized
    - ✓ P-1: Hydraulic Fracturing
    - ✓ P-2: Gas Processing
    - ✓ P-3: Ammonia
    - ✓ P-4: Pipelines
  - Geographically rationalized
    - ✓ Global to Americas and Middle East
  - Cost structure right-sized
- Signed licensing agreement with Schlumberger
  - $125 million upfront consideration
  - Future annual royalties of $80 - $200 million

energy recovery™

$4 BILLION GLOBAL RECURRING MARKETS

WATER

Desal
$50M

O&G

Gas Processing
$369M

Pipelines
$936M

Hydraulic Fracturing
$1.4B

CHEMICALS

Ammonia
$838M

Urea
$364M

STRATEGIC AND GEOGRAPHIC RATIONALIZATION

$4 Billion TAM: Global




Rifle-shot Marketing
Account Engagement

$2.1 Billion TAM: Americas + Middle East



energy recovery™



Desalination

DESALINATION - OUR FIRST DISRUPTIVE TECHNOLOGY

- The "PX Pressure Exchanger"
  - 16,000 PX Devices Installed Worldwide
  - 3-Month Payback
  - 25-year Life with No Maintenance
  - Dominant Global Market Share
  - 60%+ Gross Margins
- Compelling Short and Long Term Market Opportunity
  - Global Water Demand / Supply Gap




energy recovery

"So disruptive, it's almost too good to be true."

DESALINATION WITH PX PRESSURE EXCHANGER


MEMBRANES
HIGH PRESSURE PUMP
CIRCULATION PUMP
PX DEVICE/ARRAY



PX PRESSURE EXCHANGER AT WORK



1 Low-pressure feed water fills rotor chamber, displacing brine



2 Rotor chamber seals, containing low pressure feed water



3 High Pressure brine pressurizes and displaces feedwater



4 Rotor chamber seals, containing high pressure brine

CASE STUDY - CARLSBAD



KEY STATISTICS

Location:	San Diego County
Capacity:	56,000 AFY
Operation:	Online in 2016
Total Water Supply %:	7% in 2020
Residents Served:	300,000
Energy Savings:	$12M / year
ERD Used:	QPX300

Top-5 Reasons Carlsbad Picked PX Pressure Exchangers:

1. Consistent Performance (97% efficiency, 0.11% Std. Deviation)
2. Highest Availability (99.8%)
3. Advanced Materials (Life of 25+ years)
4. Reduced Noise Levels (72 dBA)
5. Proven Results (15,000 install base)

PX Pressure Exchanger® vs. Competing Isobaric Technologies

	ERI	COMPETITION	UNITS
CAPEX			
Average CAPEX of ERD per 100,000 m^3/d	$1.80	$1.50	MILLION USD
Cost of ERD for Current Plant	$1.80	$1.50	MILLION USD
UNPLANNED DOWNTIME COST			
Average Downtime*	0.7	12.0	Days/Year
Lost Gross Profit due to Downtime	$17,500	$300,000	USD/Year
NPV of Unplanned Downtime Cost	$186,809	$3,202,433	USD/Projected Life
MAINTENANCE COST			
Yearly Maintenance as % of Total ERD Cost*	0.50%	2.00%	
Annual Maintenance Cost	$9,000	$30,000	USD/Yr.
Maintenance Cost -Life of Plant	$225,000	$750,000	USD
NPV (Life of Plant) -Maintenance Cost	$96,073	$320,243	USD

** Energy Recovery's PX Technology has a proven availability of 99.8% and zero planned downtime*



Growth Markets
Hydraulic Fracturing

Pump Failures are the #1 Operational Challenge Faced by the Industry

Abrasive and Highly Viscous Frac Fluid

- High Pump Maintenance Costs
- Sporadic and Excessive Downtime (Pump Failures)
- High Levels of Redundancy (Mitigate Pump Failures)

The Mechanical Equivalent of Adding Sand to Your Car's Engine

OUR SOLUTION

Possibly the Most Disruptive Product Ever Developed by ERI


VorTeq
PURE GRIT
VorTeq

energy recovery™

STATUS QUO - HYDRAULIC FRACTURING WITHOUT VORTEQ


SAND TANK
WATER TANK
CHEMICAL TANK
BLENDER
MISSILE
DOWNHOLE
HIGH PRESSURE PUMP FLEET
HIGH PRESSURE PUMP FLEET

energy recovery™

OUR SOLUTION - HYDRAULIC FRACTURING WITH VORTEQ™



WATER TANK
SAND TANK
CHEMICAL TANK
BLENDER
LP CLEAN WATER OUT
LP FRAC FLUID IN
HIGH PRESSURE PUMP FLEET
HP CLEAN WATER IN
VorTeq™
HP FRAC FLUID OUT
DOWNHOLE

OUR PROVEN TECHNOLOGIES ADAPT TO OTHER INDUSTRIES

- **Innovation**
  - As ERI has changed the desalination industry, we stand ready to do the same with hydraulic fracturing
- **Validation**
  - Recent deal with Schlumberger Technology, the global leader in oilfield technology, underscores this reality
- **Value Creation**
  - PX/Vorteq technology is basis for a strong new product pipeline aimed at diversified field of industries.


VorTeq
PURE GRIT
VorTeq

energy recovery™

SIGNED 15-YEAR LICENSE AGREEMENT WITH SCHLUMBERGER

- **Agreement provides exclusive rights to ERI's VorTeq™ hydraulic pumping system**
  - Commercializes the VorTeq™ technology with one of the industry's most respected oil-field services companies
- **Financial Terms of Agreement with Schlumberger**
  - 2015: Schlumberger paid an upfront $75 million exclusivity fee
  - 2016: Schlumberger will pay two separate $25 million milestone payments (for a total of $50 million) subject to certain KPI's
  - 2017 – 2030: Continuing annual royalties for the duration of the license agreement of $80 -$200 million subject to satisfying KPI's

energy recovery™

VALUE PROPOSITION - VALUE CREATION


1
2
3
Reduced Maintenance
Decreased Pump Redundancy / Lower CAPEX
Pumping Paradigm Shift

1ST ORDER VALUE PROP - REDUCED MAINTENANCE COST


Status-Quo
Pump Maintenance
$4.1M
VorTeq Optimized
Cost Savings
$1.1M
VorTeq Royalty
$1.5M
Pump
Maintenance
$1.5M

Fleet Impact Per Year

(Based on 2,000 pumping hours p/yr)

2ND ORDER VALUE PROP - REDUCED REDUNDANCY

Decreased Pump Redundancy / Lower CAPEX

2

Avg # of Redundant Pumps p/fleet: **4**

Avg. Cost p/Pump: **$1.5M**

Eliminate Future CAPEX and Maintenance:
$3M

Eliminate Opportunity Cost of Idle Capacity:
$10 – 14M p/Yr
Revenue Generation

Pumpers will be able to decrease redundancy by at least 50%

energy recovery™

3RD ORDER VALUE PROP - PARADIGM SHIFT


Migrate to a More Efficient and Cost Effective Pumping Model
Dramatically Decrease Operational Footprint
Streamline Process

VorTeq™

VORTEQ IS THE GATEWAY TECHNOLOGY TO A NEW PUMPING MODEL

VorTeq Optimized

3-4 Centrifugal Pumps with Gas Turbines



Alleviates Pumping Constraints Faced by Completions Engineers

Proppant Loading	Volume and Flow Rates	Frac Chemistry

energy recovery™

TIMELINE - VORTEQ EVOLUTION


$2.5M Test Loop Installation
Feb '14
Dec '14
VorTeq Gen-1 Fabricated
Agreement Execution
Oct '15
Field Service Facility Planning
Deployment within SLB's fleet
Aug '13
July '14
Q1 '15
Q4 '15
2017
Original VorTeq Concept Invented
Liberty Oilfield Services Agreement
VorTeq Gen-2 Developed
Milestone 1
Milestone 2
Development
Field Testing
Commercialization



Growth Markets

Gas Processing

GAS MARKET - GAS PROCESSING ECO-SYSTEM


Refinery
Crude Oil
Gathering Station
Raw Gas
Gas Processing
Sweet Gas
Pipeline Gas
2% CO2
0% CO2
Residential & Commercial
Electric Power generation
Industrial (Syngas)
Gasification (Syngas)
Ammonia
Methanol
Hydrogen
SynFuel
Urea
Chemicals for Fertilizers
(Nitric Acid, Phosphoric Acid, Sulfuric Acid ...)

PAIN POINTS

Downtime is Costly

Excessive Redundancy & Maintenance

High Energy Consumption

Common Denominator: Pumps

OUR SOLUTION - ISOBOOST SYSTEM

Without IsoBoost



Sweet gas
Lean amine
Contactor
High pressure pump
High pressure pump
High pressure pump
Sour gas
Rich amine
Letdown valve
Heat exchanger
To regenerator
From regenerator

With IsoBoost



Sweet gas
Lean amine
Contactor
Reduced size
high pressure pump
Sour gas
IsoBoost™
System
Rich amine
Heat exchanger
To regenerator
From regenerator


Growth Markets
Ammonia

THE MARKET - AMMONIA



Refinery
Crude Oil
NGLS
0% CO2
Pipeline Gas
2% CO2
Residential &
Commercial
Gathering
Station
Raw
Gas
Gas Processing
Sweet
Gas
Electric Power
generation
Industrial (Syngas)
Gasification
(Syngas)
Ammonia
anol
Hydrogen
SynFuel
Urea
Chemicals for Fertilizers
(Nitric Acid, Phosphoric Acid, Sulfuric Acid...)

PAIN POINTS

Downtime is Costly

Excessive Redundancy & Maintenance

High Energy Consumption

Common Denominator: Pumps

OUR SOLUTION - ISOBOOST

Without IsoBoost


TREATED SYNGAS
CO₂ PRODUCT
LEAN SOLVENT
ABSORBER
HIGH PRESSURE PUMP
REGENERATOR
FEED SYNGAS
RICH SOLVENT
LETDOWN VALVE
FLASH TANK*
HEAT EXCHANGER

With IsoBoost


TREATED SYNGAS
CO₂ PRODUCT
LEAN SOLVENT
ABSORBER
LESS PUMPING REQUIRED
REGENERATOR
FEED SYNGAS
IsoBoost™ System
RICH SOLVENT
FLASH TANK*
HEAT EXCHANGER

energy recovery™


Growth Markets
Pipelines

PAIN POINT

Wasted Energy

THE SOLUTION - ISOGEN

Without IsoGen


Pumping station
Terminal or refinery

Vertical Pipelines Must be Depressurized

With IsoGen


Pumping station
Terminal or refinery

Pressure Generating Power

$4 BILLION GLOBAL RECURRING MARKETS

WATER

Desal
$50M

O&G

Gas Processing
$369M

Pipelines
$936M

Hydraulic Fracturing
$1.4B

CHEMICALS

Ammonia
$838M

Urea
$364M